Shareholders' Equity	6 Months Ended
Jun. 30, 2026
Shareholders’ Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 5: - SHAREHOLDERS’ EQUITY

a.	On March 3, 2025, the Company entered into a Standby Equity Purchase Agreement (the “March 2025 SEPA”) with YA II PN, Ltd. (“YA”), pursuant to which the Company had the right, but not the obligation, to sell to YA, from time to time and subject to the terms and conditions of the agreement, up to $10,000 of the Company’s ADSs. As consideration for YA’s commitment, the Company issued 2,878 ADSs and recognized issuance-related costs of approximately $150.

During 2025, the Company completed multiple drawdowns under the March 2025 SEPA, receiving aggregate gross proceeds of approximately $5,800 through the issuance of approximately 220 thousands ADSs.

The March 2025 SEPA was subsequently automatically terminated upon the effectiveness of the registration statement relating to the September 2025 SEPA described below, other than certain provisions that survived termination.

b.	On September 10, 2025, the Company entered into a new Standby Equity Purchase Agreement (the “September 2025 SEPA”) with YA, pursuant to which the Company has the right, but not the obligation, to sell to YA, from time to time during the 36-month term of the agreement and subject to its terms and conditions, up to $15,000 of the Company’s ADSs.

Under the September 2025 SEPA, ADSs sold pursuant to an Advance are generally purchased by YA at a price equal to 97% of the lowest daily volume-weighted average price of the ADSs during the applicable three-trading-day pricing period, subject to the Company’s right to specify a minimum acceptable price.

As consideration for YA’s commitment, the Company agreed to pay a commitment fee of $108, of which 50% was satisfied upon execution of the agreement through the issuance of 3,546 ADSs to YA and the remaining 50% was payable in cash on the earlier of the first issuance of ADSs pursuant to an Advance and 90 calendar days following the effectiveness of the related registration statement.

c.	On March 2, 2026, the Company issued 1,248 ADSs to YA for an aggregate purchase price of approximately $11, of which approximately $5 was paid to the Company in cash and approximately $5 was applied toward the outstanding commitment fee under the September 2025 SEPA.

d.	On April 24, 2026, the Company entered into a Securities Purchase Agreement with an institutional life sciences investor and certain new and existing institutional and accredited investors for the sale of an aggregate of 5,208,333 American Depositary Shares (“ADSs”), each representing 4,000 ordinary shares, at a purchase price of $0.48 per ADS. In connection with the private placement, investors also received:

●	Series A warrants to purchase up to 520,833 ADSs at an exercise price of $4.8 per ADS, exercisable immediately and expiring two years from issuance; and

●	Series B warrants to purchase up to 520,833 ADSs at an exercise price of $5.5 per ADS, exercisable immediately and expiring five years from issuance.

Concurrently, the Company entered into a warrant inducement agreement with an existing institutional investor pursuant to which the investor agreed to exercise existing warrants to purchase 22,931 ADSs at an exercise price of $4.8 per ADS. In consideration for such exercise, the Company issued the investor new unregistered warrants to purchase up to 45,862 ADSs, exercisable immediately at an exercise price of $5.5 per ADS and expiring five years from issuance.

The aggregate gross proceeds from the private placement and the warrant inducement transaction were approximately $2.61 million, before deducting placement agent fees and other offering expenses. The financing closed on or about April 27, 2026, subject to customary closing conditions.